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                                                                   Exhibit 10.23


                           GTECH HOLDINGS CORPORATION

                      NON-QUALIFIED STOCK OPTION AGREEMENT


                  NON-QUALIFIED STOCK OPTION AGREEMENT made as of the ___ day of ___________, ____ (the "Grant Date"), between GTECH HOLDINGS CORPORATION, a Delaware corporation (the "Company"), and William Y. O'Connor, an Employee of the Company (the "Employee" or "optionee").

                  WHEREAS, the Company desires to afford the Employee an opportunity to purchase shares of Common Stock, $.01 par value, of the Company ("Stock"), as hereinafter provided, in accordance with the provisions of the Company's [1997] [1994] STOCK OPTION PLAN (the "Plan"), a copy of which is attached hereto. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Plan.

                  NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto, intending to be legally bound hereunder, agree as follows:

                  1. GRANT OF OPTIONS. The Company hereby grants to the Employee the right and option (the "Options") to purchase all or any part of an aggregate of ______ shares of Stock. The Options are in all respects limited and conditioned as hereinafter provided, and are subject to the terms and conditions of the Plan now in effect and as they may be amended from time to time in accordance with the Plan and any rules, regulations and procedures pursuant thereto which may be adopted by the Compensation Committee (the "Committee") from time to time (which terms, conditions, rules, regulations and procedures are and automatically shall be incorporated herein by reference and made a part hereof and shall control in the event of any conflict with any other terms of this Option Agreement). It is intended that the Options granted hereunder be Non-Qualified Stock Options ("NQSOs") and NOT Incentive Stock Options ("ISOs") as such term is defined in section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                  2. PURCHASE PRICE. The purchase price per share of the shares of Stock covered by the Options (the "Option Price") shall be $_______. It is the determination of the Committee that on the Grant Date the Option Price was not less than the higher of: (i) one hundred percent (100%) of the Fair Market Value of said Stock, or (ii) the par value thereof.
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                                                                   Exhibit 10.23

                  3. TERM. Unless earlier terminated pursuant to any provision of the Plan or of this Option Agreement, the Options shall expire _____________, (the "Expiration Date"), which date is not more than ten years from the Grant Date. The Options shall not be exercisable after the Expiration Date.

                  4. EXERCISE OF OPTIONS. The Options shall become exercisable in such installments and on such dates, as is set forth below, subject to possible acceleration as provided in this Option Agreement or the Plan:

                  NUMBER OF SHARES          DATE EXERCISABLE

                      --------                 ----------

                      --------                 ----------

                      --------                 ----------

                      --------                 ----------

Options that become exercisable in accordance with the fore-going shall remain exercisable, subject to the provisions of the Plan and this Option Agreement, until the expiration of the term of the Options as set forth in Section 3 hereof or until other termination of the Options.

                  5. METHOD OF EXERCISING OPTIONS. Subject to the terms and conditions of this Option Agreement and the Plan, the Options may be exercised upon written notice to the Company, Attention: Corporate Secretary, at the Company's principal office, which currently is located at 55 Technology Way, West Greenwich, Rhode Island 02817, or to such agent as the Company may designate, at such agent's address. Such notice, a form of which shall be made available prior to the first exercise date, shall state the election to exercise the Options and the number of shares with respect to which they are being exercised; shall be signed by the person or persons so exercising the Option; shall, if the Company so requests, be accompanied by the investment certificate referred to in Section 6 hereof and shall be accompanied by payment of the full Option price of such shares.

                  The Option price shall be paid to the Company:

                  (a) In cash, or in its equivalent;

                  (b) In unrestricted Stock previously acquired by the Employee, provided that if such shares of Stock were acquired through exercise of an ISO or NQSO under the Plan or of an option under a similar plan of the Company or related corporation, such shares have been held by the Employee for a period of more than six(6)
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                                                                   Exhibit 10.23

         months on the date of exercise or for such longer or shorter period as the Committee may determine;

                  (c) In any combination of (a) and (b) above; or

                  (d) By delivering a properly executed notice of exercise of the Options to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Options, and by delivering such proceeds in cash or its equivalent. (NOTE THAT THE PAYMENT PROCEDURE SPECIFIED IN CLAUSE (d) IS CONSIDERED A SALE BY AN EMPLOYEE WHO IS SUBJECT TO SECTION 16(b) OF THE SECURITIES EXCHANGE ACT OF 1934 ("SECTION 16(b)") WHICH MAY BE MATCHED WITH ANY NON-EXEMPT PURCHASE WITHIN THE SIX-MONTH PERIOD BEFORE OR AFTER THE BROKER FINANCED TRANSACTION.

                  In the event such Option Price is paid, in whole or in part, with shares of Stock, the portion of the Option Price so paid shall be equal to the Fair Market Value of such Stock being used as payment on the date the notice of exercise is received by the Company or its agent.

                  Upon receipt of such notice and payment, the Company, as promptly as practicable, shall deliver or cause to be delivered a certificate or certificates representing the shares of Stock with respect to which the Options are so exercised. The certificate or certificates for such shares shall be registered in the name of the person or persons so exercising the Options (or, if the Options shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Options, shall be registered in the name of the Employee and the Employee's spouse, jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Options. All shares that shall be purchased upon the exercise of the Options as provided herein shall be fully paid and non-assessable by the Company.

                  6. SHARES TO BE PURCHASED FOR INVESTMENT. Unless the Company has theretofore notified the Employee that a registration statement covering the shares to be acquired upon the exercise of the Options has become effective under the Securities Act of 1933 and the Company has not thereafter notified the Employee that such registration is no longer effective, it shall be a condition to any exercise of the Options that the shares acquired upon such exercise be acquired for investment and not with a view to distribution, and the person effecting such exercise shall submit to the Company a certificate of such investment intent, together with such other evidence supporting the
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                                                                   Exhibit 10.23

same as the Company may request. The Company shall be entitled to restrict the transferability of the shares issued upon any such exercise to the extent necessary to avoid a risk of violation of the Securities Act of 1933 (or of any rules or regulations promulgated thereunder) or of any state laws or regulations. Such restrictions may, at the option of the Company, be noted or set forth in full on the share certificates.

                  7. NON-TRANSFERABILITY OF OPTION. Except as otherwise permitted by the Committee, the Options are not assignable or transferable, in whole or in part, by the Employee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Employee the Options shall be exercisable only by the Employee or, in the event of his disability, by his guardian or legal representative.

                  8. TERMINATION OF EMPLOYMENT. If the Employee's employment with the Company and all Affiliates is terminated for any reason prior to the Expiration Date of the Options set forth in Section 3 hereof, the Options, to the extent unexercised, shall terminate upon the date of such termination of Employment, except as otherwise provided below or in the Plan or as the Committee otherwise may determine in its sole discretion subject to the Plan.

                  (a) DEATH OR RETIREMENT. If the Employee's employment is terminated as a consequence of his or her death or Retirement, as defined in the Plan, the Options may be exercised, but only to the extent of the number of shares with respect to which the Employee could have exercised them on the date of such termination of employment, or to any greater extent permitted by the Committee in its sole discretion subject to the Plan, at any time prior to the earlier of: (i) the Expiration Date specified in Section 3 hereof; or (ii) the expiration of one year following the date of such termination of employment.

                  (b) DISABILITY, DISCHARGE WITHOUT CAUSE, AND RESIGNATION FOR GOOD REASON. If the Employee's employment is terminated: (i) by reason of the Employee's "Disability", as defined in the Plan or in the Employee's Amended and Restated Employment Agreement with the Company dated September 19, 1997 (the "Employment Agreement"), (ii) by the Company without "Cause", as defined in the Plan or in the Employment Agreement, or (iii) by the Employee for "Good Reason" as defined in the Employment Agreement, the Options shall accelerate and become vested in full on the date of such termination or employment and may be exercised at any time prior to the earlier of: (1) the Expiration Date specified in Section 3 hereof, or (2) the expiration of one year following the date of such termination of Employment.
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                                                                   Exhibit 10.23

                  (c) Notwithstanding paragraphs (a) and (b) above, the period of exercisability of the Options following termination of employment is subject to possible earlier termination under the provisions of the Plan, including
Section 3(b) thereof.

                  9. WITHHOLDING OF TAXES. In calculating the Employee's tax obligations, the Company shall value the Stock being purchased as follows: With respect to Sections 5(a) through (c), the value of the Stock being purchased shall be its Fair Market Value on the day the Company or its agent receives the Employee's notice of exercise. With respect to Section 5(d), the value of the Stock being purchased shall be the price at which the Employee's broker enters into a contract to sell the Stock being purchased, as certified in writing by such broker. The obligation of the Company to deliver shares of Stock upon the exercise of the Options shall be subject to the Company's receipt of the Employee's share of those amounts which the Company is obligated to withhold under applicable federal, state and local tax withholding requirements.

                  If the exercise of any of the Options is subject to the withholding requirements of applicable tax laws, the Committee may permit the Employee, subject to the provisions of the Plan and such additional withholding rules (the "Withholding Rules") as may be adopted by the Committee, to satisfy the withholding tax, in whole or in part, by electing to have the Company withhold (or by returning to the Company) shares of Stock, which shares shall be valued, for this purpose, at their Fair Market Value on the date of exercise of the Options (or, if later, the date on which the optionee recognizes ordinary income with respect to such exercise) (the "Determination Date"). An election to use shares of Stock to satisfy tax withholding requirements must be made in compliance with and subject to the Withholding Rules.

                  10. GOVERNING LAW. This Option Agreement shall be construed in accordance with, and its interpretation shall be governed by, the laws of the State of Delaware, without giving effect to conflicts of laws principles.
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                                                                   Exhibit 10.23

                  IN WITNESS WHEREOF, the Company has caused this NON-QUALIFIED STOCK OPTION AGREEMENT to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his or her hand and seal, all on the day and year first above written.

GTECH Holdings Corporation                  Attest


By:                                         By:
   --------------------------                  ----------------------




-----------------------------               -------------------------
William Y. O'Connor                                  Witness